EXECUTION COPY

                             STOCK PLEDGE AGREEMENT

     STOCK PLEDGE AGREEMENT, made as of April 8, 2002, by and between PC-EPhone, Inc., a Nevada corporation (the "Pledgor"), and Process Control (Holdings) Limited, a corporation formed under the laws of Ireland (the "Lender").

     WHEREAS, the Pledgor and other parties have entered into a Credit Agreement dated as of April 8, 2002 (as amended and in effect from time to time, the "Credit Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans to the Pledgor;

     WHEREAS, the Pledgor is the direct or indirect legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations and other organizations described on Annex A (collectively, the "Subsidiaries" and individually a "Subsidiary");

     WHEREAS, it is a condition precedent to the Lender making any loans or otherwise extending credit to the Pledgor under the Credit Agreement that the Pledgor execute and deliver to the Lender a pledge agreement in substantially the form hereof; and

     WHEREAS, the Pledgor wishes to grant pledges and security interests in favor of the Lender as herein provided.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Pledge of Stock, etc.

               1.1 Pledge of Stock. The Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Lender all of the shares of capital stock of the Subsidiaries owned by the Pledgor of every class, as more fully described on Annex A hereto, to be held by the Lender subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the Lender, or will be delivered to Lender within three (3) business days of the date hereof.

               1.2 Additional Stock. In case the Pledgor shall acquire any additional shares of the capital stock of any other Person or corporation, including any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Person, whether by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Lender under this Agreement and the Pledgor shall deliver to the Lender forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Pledgor in blank. The Pledgor agrees that the Lender may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Lender hereunder.

               1.3 Pledge of Cash Collateral Account. The Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to the Lender the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

     2. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the New York Uniform Commercial Code have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

     Cash Collateral. Seess.4.

     Cash Collateral Account. Seess.4.

     Securities Act. Seess.7.3.

     Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Lender hereunder.

     Stock Collateral. The property at any time pledged to the Lender hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by the Pledgor to the extent expressly permitted by ss.6.

     Time Deposits. Seess.4.

     3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Lender as security for the payment and performance in full of all the Obligations.

     4.   Liquidation, Recapitalization, etc.

          4.1 Distributions Paid to Lender. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in Section 6, be paid over and delivered to the Lender to be held by the Lender as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Lender to be held by it as security for the Obligations. Except to the limited extent provided in ss.6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Lender, be held in trust for the Lender as security for the payment and performance in full of all of the Obligations.

          4.2 Cash Collateral Account. All sums of money that are delivered to the Lender pursuant to this ss.4 shall be deposited into an interest bearing account in the name of the Lender, as customer with a depositary bank satisfactory to the Lender (any such account, whether maintained with the Lender or in the Lender's name as customer being herein referred to as the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Lender (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Lender after consultation with the Pledgor, provided, that, in each such case, arrangements satisfactory to the Lender are made and are in place to perfect and to ensure the first priority of the Lender's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

          4.3 Pledgor's Rights to Cash Collateral, etc. Except as otherwise expressly provided in ss.15, the Pledgor shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Lender to part with the Lender's possession of any instruments or other writings evidencing any Time Deposits.


     5. Warranty of Title; Authority. The Pledgor hereby represents and warrants that: (a) the Pledgor has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement,
(b) all of the Stock described in ss.1 is validly issued, fully paid and non-assessable, (c) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this

Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Pledgor covenants that it will defend the rights and security interest of the Lender in such Stock against the claims and demands of all other persons whomsoever. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Lender hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Lender.

     6. Dividends, Voting, etc., Prior to Maturity. So long as no Default or Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive dividends permitted under the Credit Agreement paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Pledgor if the effect thereof would in the reasonable judgment of the Lender impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement or any of the other Loan Documents. All such rights of the Pledgor to receive cash dividends shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Lender's option, as evidenced by the Lender's notifying the Pledgor of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

     7.   Remedies.

          7.1 In General. If a Default or an Event of Default shall have occurred and be continuing, the Lender shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the New York Uniform Commercial Code, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient:

               (a) if the Lender so elects and gives notice of such election to the Pledgor, the Lender may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Lender so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

               (b) the Lender may demand, sue for, collect or make any compromise or settlement the Lender deems suitable in respect of any Stock Collateral;

               (c) the Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Lender thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

               (d) the Lender may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

               (e) the Lender may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Lender.

          7.2 Sale of Stock Collateral. In the event of any sale or other disposition of the Stock Collateral as provided in clause (c) of ss.7.1 and to the extent that any notice thereof is required to be given by law, the Lender shall give to the Pledgor at least five (5) Business Days' prior authenticated notice of the time and place of any public sale or other disposition of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five (5) Business Days' prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Lender may buy or otherwise acquire any part or all of the Stock Collateral at any public sale or other disposition and if any part or all of the Stock Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then in such order or preference as the Lender may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Lender of any amount required by ss.9-608(a)(1)(C) or ss.9-615(a)(3) of the New York Uniform Commercial Code, need the Lender account to the Pledgor for any surplus.

          7.3 Registration of Stock. If the Lender shall determine to exercise its right to sell or otherwise dispose of any or all of the Stock pursuant to this ss.7, and if in the opinion of counsel for the Lender it is necessary, or if in the reasonable opinion of the Lender it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.4 Private Sales. The Pledgor recognizes that the Lender may be unable to effect a public sale or other disposition of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Pledgor shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Stock shall be made in a commercially reasonable manner and the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.5 Pledgor's Agreements, etc. The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this ss.7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this ss.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this ss.7 shall be specifically enforceable against the Pledgor by the Lender and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8. Marshalling. The Lender shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Lender's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     9. Pledgor's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Collateral Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing, the Pledgor hereby generally waiving all suretyship defenses to the extent applicable.

     10. Transfer, etc., by Pledgor. Without the prior written consent of the Lender, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     11. Further Assurances. The Pledgor will do all such acts, and will furnish to the Lender all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lender hereunder, all without any cost or expense to the Lender. The Pledgor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Stock Collateral (subject to the proviso to ss.1.1) or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor. The Pledgor agrees to furnish any such information to the Lender promptly upon request.

     12. Lender's Exoneration. Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Lender's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     13. No Waiver, etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Lender and the Pledgor. No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

     14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in ss.9.2 of the Credit Agreement.

     15. Termination; Release. Upon final payment and performance in full of the Obligations and the cancellation or termination of any commitment to extend credit under the Credit Agreement or any of the other Loan Documents, this Agreement shall terminate and the Lender shall, at the Pledgor's request and expense, return such Stock Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder.

     16. Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Pledgor agrees that any suit for the enforcement of this Agreement shall be brought and maintained exclusively in the courts of the State of New York or in the United States District Court for the Southern District of New York; provided, however, that any suit seeking enforcement against any collateral or other property may be brought, at the Lender's option, in the courts of any jurisdiction where such collateral or other property may be found. Pledgor consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified in ss.9.2 of the Credit Agreement. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     18. Waiver of Jury Trial. THE PLEDGOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION

WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this ss.18.

     19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Lender and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     20. Additional Pledgors. Upon the execution and delivery by any other Person of a supplement in the form of Annex 1 hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if it were originally a party to this Agreement and named as a Pledgor hereunder. The execution and delivery of such supplement shall not require the consent of any other Pledgor hereunder, and the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Lender have caused this Agreement to be executed as of the date first above written.

                                       PC-EPHONE, INC., as Pledgor




                                       By:
                                          ---------------------------------
                                                  Name:
                                                  Title:

                                       PROCESS CONTROL (HOLDINGS) LIMITED,
                                       as Lender




                                       By:
                                          ---------------------------------
                                                 Name:
                                                 Title:

     The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.ss.4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Lender and the Pledgor in carrying out such provisions.

                                       PC-EPHONE LTD.




                                       By:
                                          ---------------------------------
                                                 Name:
                                                 Title:



                                       PC-ESOLUTIONS INC.




                                       By:
                                          ---------------------------------
                                                 Name:
                                                 Title:



                                       PC-EPHONE CANADA ENTERPRISES, INC.




                                       By:
                                          ---------------------------------
                                                 Name:
                                                 Title:

                       ANNEX A TO STOCK PLEDGE AGREEMENT

     None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.

----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------
                                                  Number of      Number of      Number of       Par or
                     Record        Class of      Authorized       Issued       Outstanding    Liquidation
     Issuer           Owner         Shares         Shares         Shares         Shares          Value
----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------
PC-eSolutions,    PC-ePhone,     Common Stock   1000           100            100            $.0001 par
Inc.              Inc.                                                                       value per
                                                                                             share
----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------
PC-EPhone         PC-EPhone,     Common Shares                 100            100            no par value
Canada            Inc.
Enterprises,
Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Peace for the     Newlands Oil   Common Shares                 12,000         12,000         $1.00 U.S.
New Millenium     & Gas Inc.                                                                 par value
Ltd. (now         (now renamed                                                               per share.
renamed           PC-EPhone,
PC-EPhone Ltd.    Inc.)
----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------

----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------

----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------

----------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- --------------

----------------- -------------- -------------- -------------- -------------- -------------- --------------
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----------------- -------------- -------------- -------------- -------------- -------------- --------------

                                                                        ANNEX I
                                                  to the Stock Pledge Agreement


     This SUPPLEMENT, dated as of ____________ __, ____ (this "Supplement"), is to the Stock Pledge Agreement, dated as of April 8, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Stock Pledge Agreement"), among the Pledgors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the preamble and Section 2 of the Stock Pledge Agreement) from time to time party thereto, in favor of Process Control (Holdings) Limited, as Lender (the "Lender").

                              W I T N E S S E T H:

           WHEREAS, pursuant to the provisions of Section 20 of the Stock Pledge Agreement, each of the undersigned is becoming a Pledgor under the Stock Pledge Agreement; and

          WHEREAS, each of the undersigned desires to become a "Pledgor" under the Stock Pledge Agreement in order to induce the Lender to continue to extend loans under the Credit Agreement;

           NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of the Lender, as follows:

     Party to Stock Pledge Agreement, etc. In accordance with the terms of the Stock Pledge Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Pledgor under the Stock Pledge Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Stock Pledge Agreement applicable to it as a Pledgor and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Pledgor" and/or "Pledgors" in the Stock Pledge Agreement shall be deemed to include each of the undersigned.

     Representations. Each of the undersigned Pledgors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Stock Pledge Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

     Full Force of Guaranty. Except as expressly supplemented hereby, the Stock Pledge Agreement shall remain in full force and effect in accordance with its terms.

     Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Stock Pledge Agreement.

     Indemnity; Fees and Expense, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Lender for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney's fees and expenses of the Lender's counsel.

     Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


          IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its officer thereunto duly as authorized of the date first above written.

                                       [NAME OF ADDITIONAL PLEDGOR]



                                       By:
                                          ---------------------------------
                                                 Title:
                                       [NAME OF ADDITIONAL PLEDGOR]



                                       By:
                                          ---------------------------------
                                                 Title:

ACCEPTED AND AGREED TO:

PROCESS CONTROL (HOLDINGS) LIMITED,
as Lender



By:
   ---------------------------
     Title: